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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 3, 1997 on our audit of the consolidated financial statements of Point Communications Limited Partnership as of December 31, 1996 and for the year then ended.



/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 31, 1998